UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
March 13, 2010
Date of Report (Date of earliest event reported)
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
One Hartford Plaza, Hartford, Connecticut 06155
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On March 13, 2010, The Hartford Financial Services Group, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Allianz SE (“Allianz”) in connection with the Investment Agreement entered into between the Company and Allianz on October 17, 2008 (the “Investment Agreement”). The description below is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.
     The Letter Agreement relates to the Company’s Series B Warrants and the Series C Warrants (collectively, the “Warrants”) currently exercisable for, in the aggregate, 69,314,987 shares of the Company’s common stock, subject to receipt of any required regulatory approvals by Allianz.
     Pursuant to the Letter Agreement, the parties agreed that for purposes of any anti-dilution adjustment under Section 14(E) of the Warrants that may result from the Company’s proposed offering of its Series F Preferred Stock (as defined and described in the Company’s report on Form 8-K dated March 16, 2010) (a) the “Effective Price” of the Series F Preferred Stock will be determined by reference to the “Initial Price” as defined in the certificate of designations for the Series F Preferred Stock and (b) the number of shares issued or deemed issued in connection with the proposed offering of the Series F Preferred Stock will be the number of shares for which the Series F Preferred Stock may be exchangeable at the “Minimum Conversion Rate” as such term is defined in the certificate of designations for the Series F Preferred Stock.
     In addition, pursuant to the Letter Agreement and a letter of Allianz dated March 12, 2010 (which is attached to the Letter Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein), and as required under the Investment Agreement, Allianz provided its consent to the Company’s proposed offering of its Series F Preferred Stock and waived its right to participate in such offering and the Company’s proposed concurrent common stock offering (as described in the Company’s report on Form 8-K dated March 16, 2010).
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated March 13, 2010, between The Hartford Financial Services Group, Inc. and Allianz SE (including letter of Allianz SE of March 12, 2010 attached thereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)
March 16, 2010	By:	/s/ RICARDO A. ANZALDUA
		Name:	Ricardo A. Anzaldua
		Title:	Senior Vice President and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Letter Agreement, dated March 13, 2010, between The Hartford Financial Services Group, Inc. and Allianz SE (including the letter of Allianz SE of March 12, 2010 attached thereto).

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